Exhibit 10.3

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD OR TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF THE SAID ACT AND APPLICABLE STATE SECURITIES LAWS HAVE BEEN COMPLIED WITH OR UNLESS COMPLIANCE WITH SUCH PROVISIONS IS NOT REQUIRED.

                                                                  April 15, 2005


                               MOTIENT CORPORATION

                          COMMON STOCK PURCHASE WARRANT

Void after April 15, 2010

     This Warrant (the "Warrant") entitles ______________ (including any successors or assigns, the "Holder"), for value received, to purchase from MOTIENT CORPORATION, a Delaware corporation, at any time and from time to time, subject to the terms and conditions set forth herein, during the period starting from 5:00 a.m. on the Initial Exercise Date (as defined in Section 1 below) to 5:00 p.m., Eastern time, on the Expiration Date (as defined in Section 1 below), at which time this Warrant shall expire and become void, all or any portion of the vested Warrant Shares at the Exercise Price (as defined in Section 1 below). This Warrant also is subject to the following terms and conditions:

     1. Definitions. As used in this Warrant, the following terms shall have the respective meanings set forth below or elsewhere in this Warrant as referred to below:

     "Affiliate" means any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a Person, as such terms are used and construed under Rule 144, and any Person (or group of Persons) who share(s) voting or investment power or is (are) deemed a beneficial owner(s), as such terms are used and construed under Rule 13d-3 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, including, without limitation, any Person that serves as a general partner and/or investment adviser or in a similar capacity of a Person.

     "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

     "Common Stock" means the common stock, $0.01 par value per share, of the Company (including any securities into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event).

     "Company" means Motient Corporation, a Delaware corporation.

     "Mandatory Effectiveness Date" means the date that is the earlier of (i) August 8, 2005 in the event the Mandatory Registration Statement is not reviewed by the SEC, (ii) September 7, 2005 in the event the Mandatory Registration Statement is reviewed by the SEC (including, in either case, filing with the SEC, within three (3) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Mandatory Registration Statement will not be "reviewed" or will not be subject to further review a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act, which request shall request an effective date that is within three (3) Business Days of the date of such request)

     "Exercise Price" means, $26.51 per share of Common Stock, as applicable and as adjusted from time to time pursuant to the terms of this Warrant.

     "Expiration Date" means April 15, 2010.

     "Fair Market Value" shall mean (i) if the Common Stock is traded on Nasdaq, then the last reported sale price per share of Common Stock on The NASDAQ Stock Market or any national securities exchange in which such Common Stock is quoted or listed, as the case may be, on the date immediately preceding each date the Warrant is exercised or, if no such sale price is reported on such date, such price on the next preceding Business Day in which such price was reported, (ii) if the Common Stock is actively traded over-the-counter, then the average of the closing bid and asked prices over the five (5) trading days ended on the trading day immediately preceding each date the Warrant is exercised or (iii) if such Common Stock is not traded, quoted or listed on The NASDAQ Stock Market or any national securities exchange or the over-the-counter market, then the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors of the Company.

     "Filing Deadline Date" means June 24, 2005.

     "Holder" has the meaning set forth in the preamble of this Warrant.

     "Initial Exercise Date" means the date on which this Warrant first vests in accordance with Section 2.1 hereof.

     "Mandatory Registration Statement" means the registration statement on Form S-1 filed with the SEC for the purpose of registering under the Securities Act all of the Warrant Shares and the shares of Common Stock issuable upon conversion or redemption of the Shares or issued as a dividend on the Shares.

     "Person" (whether or not capitalized) means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

     "Securities Act" means the Securities Act of 1933, as amended.

     "SEC" means the Securities and Exchange Commission.

     "Shares" means the shares of Series A Preferred Stock issued pursuant to the Securities Purchase Agreement.

     "Securities Purchase Agreement" means that certain Securities Purchase Agreement dated as of the date hereof, by and between the Company and the other parties thereto.

     "Warrant Shares" means an aggregate of _______________ shares of Common Stock, after giving effect to all adjustments thereto provided for herein, including, without limitation, those set forth in Section 4 hereof.

     2.  Exercise of Warrant.

         2.1 Method of Exercise; Vesting. Subject to all of the terms and conditions hereof (including the vesting provisions set forth below), this Warrant may be exercised in whole or in part, with respect to then vested Warrant Shares, at any time and from time to time during the period commencing on the Initial Exercise Date and ending on the Expiration Date. Exercise shall be by presentation and surrender to the Company at its principal office, or to the transfer agent of the Company, of this Warrant and the notice and subscription form annexed hereto, executed by the Holder, which shall indicate the number of shares for which the Holder intends to exercise this Warrant, together with payment to the Company in accordance with Section 3 hereof in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise. Upon and as of receipt by the Company (or the transfer agent) of such properly completed and duly executed purchase form accompanied by payment as herein provided, the Holder shall be deemed to be the Holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then actually be, or have been, delivered to the Holder.

     The Company and the Holder agree that in the event (i) the Mandatory Registration Statement has not been filed with the SEC by the Filing Deadline Date, (ii) the Mandatory Registration Statement has not been declared effective by the SEC by the Mandatory Effectiveness Date or (iii) the Mandatory Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) or usable for the offer and sale of the securities registered thereby for a period of time that shall exceed

30 days in the aggregate in any twelve-month period (each of the events of a type described in the foregoing clauses (i) through (iii) are individually referred to herein as an "Event," and the Filing Deadline Date in the case of clause (i), the Mandatory Effectiveness Date in the case of clause (ii), the date on which the duration of the ineffectiveness or unusability of the Mandatory Registration Statement in any period exceeds the number of days permitted by clause (iii), being referred to herein as an "Event Date"), the Warrant will vest at the rate set forth below. Events shall be deemed to continue until the following dates with respect to the respective types of
Events: the date the Mandatory Registration Statement is filed in the case of an Event of the type described in clause (i), the date the Mandatory Registration Statement is declared effective under the Securities Act in the case of an Event of the type described in clause (ii), and the date the Mandatory Registration Statement becomes effective or usable again in the case of an Event of the type described in clause (iii).

     This Warrant shall first become exercisable ("vest") with respect to Warrant Shares commencing on (and including) any Event Date and will cease vesting on (but excluding) the next date on which there are no Events that have occurred and are continuing (a "Vesting Period"). This Warrant will continue to vest at any time, and from time to time, on which an Event has occurred and is continuing until such time as all Warrant Shares have vested. This Warrant will vest only during the Vesting Period and at a daily rate of 1/365th of the Warrant Shares (such that the Warrant will be fully vested if the aggregate number of days during all Vesting Periods is 365 days), but only to the extent that, after giving effect to such vesting, such vesting will not result in the Holder (together with its Affiliates) owning, holding or beneficially owning more than 9.99% of the Common Stock (the "Ownership Limit"), and at any time, and from time to time, if the Holder (together with its Affiliates) owns, holds or beneficially owns a percentage less than the Ownership Limit, then this Warrant shall thereafter vest or continue to vest, first with respect to any Warrant Shares that would have vested in accordance with the terms hereof but for the Ownership Limit and second, otherwise in accordance with the terms hereof, but in each case, again, only to the extent that, after giving effect to such vesting, such vesting will not result in the Holder (together with its Affiliates) owning, holding or beneficially owning more than the Ownership Limit; provided further that if this Warrant does not vest and become exercisable for any Warrant Shares in accordance with this paragraph, then this Warrant shall become null and void. This Warrant will be exercisable with respect to all vested but unexercised Warrant Shares until the Expiration Date.

         2.2 Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant, and in any event within three (3) Business Days thereafter, the Company, at its expense, and in accordance with applicable securities laws, will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct (subject in all cases, to the provisions of Section 9 hereof), a certificate or certificates for the number of Warrant Shares purchased by the Holder on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the Fair Market Value.

         2.3 Shares To Be Fully Paid and Nonassessable. All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, free of all liens, taxes, charges and other encumbrances or restrictions on sale (other than those set forth herein).

         2.4 Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant. With respect to any fraction of a share of Common Stock called for upon any exercise hereof, the Company shall make a cash payment to the Holder as set forth in Section 2.2 hereof.

         2.5 Issuance of New Warrants; Company Acknowledgment. Upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within three (3) Business Days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the Warrant Shares. Moreover, the Company shall, at the time of any exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

         2.6 Payment of Taxes and Expenses. The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any Warrant Shares purchased upon exercise of this Warrant and/or (ii) new or replacement warrants in the Holder's name or the name of any transferee of all or any portion of this Warrant.

     3. Payment of Exercise Price. The Exercise Price for the Warrant Shares being purchased may be paid (i) in cash, by certified check or by wire transfer to an account designated in writing by the Company, (ii) by cancellation of indebtedness owing from the Company to the Holder, (iii) by the Holder surrendering a number of Warrant Shares having a Fair Market Value on the date of exercise equal to, greater than (but only if by a fractional share) or less than the required aggregate Exercise Price, in which case the Holder shall receive the number of Warrant Shares to which it would otherwise be entitled upon such exercise, less the surrendered shares, or (iv) any combination of the methods described in the foregoing clauses (i), (ii) and (iii).

     4. Adjustment of Exercise Price. The Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

         4.1. Subdivision or Combination of Stock. If at any time or from time to time after the date hereof, the Company shall subdivide (by way of stock dividend, stock split or otherwise) its outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be reduced proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be increased proportionately, and conversely, in the event the outstanding shares of Common Stock shall be combined (whether by stock combination, reverse stock split or otherwise) into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be increased proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be decreased proportionately. The Exercise Price and the number of Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this
Section 4.1.

         4.2 Adjustment for Stock Dividends. If at any time after the date hereof, the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in shares of Common Stock or securities convertible into shares of Common Stock, the Exercise Price and the number of Warrant Shares to be obtained upon exercise of this Warrant shall be adjusted proportionately to reflect the issuance of any shares of Common Stock or convertible securities, as the case may be, issuable in payment of such dividend or distribution. The Exercise Price and the number of Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 4.2. For the purposes of clarity, no adjustment shall be made with respect to the payment of a dividend of stock purchase rights in connection with the issuance of up to approximately $21.4 million of shares of Common Stock at a per share price of $8.57 pursuant to a follow on rights offering to certain of the Company's existing stockholders, for which the record date for payment of such dividend was December 14, 2004 but such dividend has not yet been paid.

         4.3 Adjustments for Reclassifications. If the Common Stock issuable upon the conversion of this Warrant shall be changed into the same or a different number of shares of any class(es) or series of stock, whether by reclassification or otherwise (other than an adjustment under Section 4.1 and Section 4.2 or a merger, consolidation, or sale of assets provided for under
Section 4.4), then and in each such event, the Holder hereof shall have the right thereafter to convert each Warrant Share into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, or other change by holders of the number of shares of Common Stock into which such Warrant Shares would have been convertible immediately prior to such reclassification or change, all subject to successive adjustments thereafter from time to time pursuant to and in accordance with, the provisions of this Section 4.

         4.4 Adjustments for Merger or Consolidation. In the event that, at any time or from time to time after the date hereof, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other Person, or (c) sell or transfer all or substantially all of its properties or assets or more than 50% of the voting capital stock of the Company (whether issued and outstanding, newly issued, from treasury, or any combination thereof) to any other person under any plan or arrangement contemplating the consolidation or merger, sale or transfer, or dissolution of the Company, then, in each such case, the Holder, upon the exercise of this Warrant as provided in Section 2.1 hereof at any time or from time to time after the consummation of such reorganization, consolidation, merger or sale or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Warrant Shares issuable on such exercise immediately prior to such consummation or such effective date, as the case may be, the stock and property (including cash) to which the Holder would have been entitled upon the consummation of such consolidation or merger, or sale or transfer, or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant immediately prior thereto (assuming the payment by the Holder of the Exercise Price therefor as required hereby in a form permitted hereby, which payment shall be included in the assets of the Company for the purposes of determining the amount available for distribution), all subject to successive adjustments thereafter from time to time pursuant to, and in accordance with, the provisions of this Section 4. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the Holder) the obligation to deliver the stock or property (including cash) as, in accordance with the foregoing provisions, the Holder may be entitled to acquire.

         4.5 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any such transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of Common Stock and other securities and property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such Common Stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets or more than 50% of the voting capital stock of the Company (whether issued and outstanding, newly issued or from treasury or any combination thereof), whether or not such Person shall have expressly assumed the terms of this Warrant.

         4.6 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price and number of Warrant Shares pursuant to this Section 4, this Warrant shall, without any action on the part of the Holder, be adjusted in accordance with this Section 4, and the Company, at its expense, promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith send a copy of each such certificate to the Holder in accordance with
Section 11.4 below.

     5. Registration Rights. The Warrant Shares shall be entitled to registration rights and all other rights as applicable to such shares in accordance with that certain Registration Rights Agreement, dated as of the date hereof, as amended, by and among the Company and the Investors named therein.

     6. Notices of Record Date. Upon (a) any establishment by the Company of a record date of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or right or option to acquire securities of the Company, or any other right, or
(b) any capital reorganization, reclassification, recapitalization, merger or consolidation of the Company with or into any other corporation, any transfer of all or substantially all the assets of the Company, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or the sale, in a single transaction, of a majority of the Company's voting stock (whether newly issued, or from treasury, or previously issued and then outstanding, or any combination thereof), the Company shall mail to the Holder at least ten (10) Business Days, or such longer period as may be required by law, prior to the record date specified therein, a notice specifying (i) the date established as the record date for the purpose of such dividend, distribution, option or right and a description of such dividend, distribution, option or right, (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up, or sale is expected to become effective and (iii) the date, if any, fixed as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

     7. Exchange of Warrant. Subject to the provisions of Section 9 hereof (if and to the extent applicable), this Warrant shall be exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new warrants of like tenor, each registered in the name of the Holder or in the name of such other persons as the Holder may direct (upon payment by the Holder of any applicable transfer taxes). Each of such new warrants shall be exercisable for such number of Warrant Shares as the Holder shall direct, provided that all of such new warrants shall represent, in the aggregate, the right to purchase the same number of Warrant Shares and cash, securities or other property, if any, which may be purchased by the Holder upon exercise of this Warrant at the time of its surrender.

     8. No Dilution or Impairment. The Company will not, by amendment of its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all action as may be necessary or appropriate in order to protect the rights of the Holder against dilution, or other impairment.

     9.  Transfer Provisions, etc.

         9.1 Legends. Subject to Section 6.2 of the Securities Purchase Agreement, each certificate representing any Warrant Shares issued upon exercise of this Warrant shall bear the following legend:

     "THE SHARES EVIDENCED HEREBY WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SHARES EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SHARES

     EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT. THE HOLDER OF THE SHARES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SHARES MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) (a) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (c) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF MOTIENT CORPORATION SO REQUESTS), (2) TO MOTIENT CORPORATION OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH OF (1), (2) OR (3) ABOVE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO NOTIFY ANY PURCHASER FROM IT OF THE SHARES EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

         9.2 Mechanics of Transfer.

               (a) Any transfer of all or any portion of this Warrant (and the Warrant Shares), or of any interest herein or therein, that is otherwise in compliance with applicable law shall be effected by surrendering this Warrant to the Company at its principal office, together with a duly executed form of assignment, in the form attached hereto. In the event of any such transfer of this Warrant, the Company shall issue a new warrant or warrants of like tenor to the transferee(s), representing, in the aggregate, the right to purchase the same number of Warrant Shares and cash, securities or other property, if any, which may be purchased by the Holder upon exercise of this Warrant at the time of its surrender.

               (b) In the event of any transfer of all or any portion of this Warrant in accordance with Section 9.2(a) above, the Company shall issue (i) a new warrant of like tenor to the transferee, representing the right to purchase the number of Warrant Shares, and cash, securities or other property, if any, which were purchasable by the Holder of the transferred portion of this Warrant, and (ii) a new warrant of like tenor to the Holder, representing the right to purchase the number of Warrant Shares, and cash, securities or other property, if any, purchasable by the Holder of the un-transferred portion of this Warrant. Until this Warrant or any portion thereof is transferred on the books of the Company, the Company may treat the Holder as the absolute holder of this Warrant and all right, title and interest therein for all purposes, notwithstanding any notice to the contrary.

         9.3 No Restrictions on Transfer. Subject to compliance with applicable securities laws, this Warrant and any portion hereof, the Warrant Shares and the rights hereunder may be transferred by the Holder in its sole discretion at any time and to any Person or Persons, including without limitation Affiliates and affiliated groups of such Holder, without the consent of the Company.

         9.4 Warrant Register. The Company shall keep at its principal office a register for the registration, and registration of transfers, of the Warrants. The name and address of each Holder of one or more of the Warrants, each transfer thereof and the name and address of each transferee of one or more of the Warrants shall be registered in such register. The Company shall give to any Holder of a Warrant promptly upon request therefor, a complete and correct copy of the names and addresses of all registered Holders of the Warrants.

     10. Lost, Stolen or Destroyed Warrant. Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of a customary affidavit of the Holder and indemnity agreement, or, in the case of mutilation, upon surrender of this Warrant, the Company at its expense will execute and deliver, or will instruct its transfer agent to execute and deliver, a new Warrant of like tenor and date, and any such lost, stolen or destroyed Warrant thereupon shall become void.

     11. General.

         11.1 Authorized Shares, Reservation of Shares for Issuance. At all times while this Warrant is outstanding, the Company shall maintain its corporate authority to issue, and shall have authorized and reserved for issuance upon exercise of this Warrant, such number of shares of Common Stock, any other capital stock or other securities as shall be sufficient to perform its obligations under this Warrant (after giving effect to any and all adjustments to the number and kind of Warrant Shares purchasable upon exercise of this Warrant).

         11.2 No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, sale or other transfer of any of its assets or properties, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock issuable upon the exercise of this Warrant above the amount payable therefor on such exercise, and
(b) will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

         11.3 No Rights as Stockholder. The Holder shall not be entitled to vote or to receive dividends or to be deemed the holder of Common Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings (except to the extent otherwise provided in this Warrant), or to receive dividends or subscription rights, until the Holder shall have exercised this Warrant and been issued Warrant Shares in accordance with the provisions hereof.

         11.4 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been given if personally delivered or delivered by overnight courier or mailed by first-class registered or certified mail, postage prepaid, return receipt requested, or sent by fax machine, addressed as follows:

                                (a) if to the Company at:

                                 Motient Corporation
                                 300 Knightsbridge Parkway
                                 Lincolnshire, IL  60069
                                 Attention:  Chief Accounting Officer
                                 Facsimile:  847-478-4810

                                 with copies to:

                                 Motient Corporation
                                 300 Knightsbridge Parkway
                                 Lincolnshire, IL  60069
                                 Attention:  General Counsel
                                 Facsimile:  847-478-4810

                                 Andrews Kurth LLP
                                 450 Lexington Avenue
                                 New York, NY  10017
                                 Attention:  Paul Silverstein, Esq.
                                 Facsimile:  (212) 850-2929

                                 (b) if to the Holder, at the Holder's address appearing in the books maintained by the Company.

     12. Amendment and Waiver. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder.

     13. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, as such laws are applied to contracts entered into and wholly to be performed within the State of Delaware and without giving effect to any principles of conflicts or choice of law that would result in the application of the laws of any other jurisdiction.

     14. Covenants To Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     15. Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     16. Construction. The definitions of this Warrant shall apply equally to both the singular and the plural forms of the terms defined. Wherever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The section and paragraph headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

     17. Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Warrant or where any provision hereof is validly asserted as a defense, the successful party to such action or proceeding shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the Company has executed this Common Stock Purchase Warrant as of the date set forth above.


                                    COMPANY:

                                    MOTIENT CORPORATION


                                    By:
                                       ----------------------------------------
                                       Christopher Downie,
                                       Executive Vice President and Chief
                                       Operating Officer



















               [SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT]

                                   NOTICE AND
                                  SUBSCRIPTION




To:      MOTIENT CORPORATION                 Date:______________________________
         300 Knightsbridge Parkway
         Lincolnshire, IL  60069



         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to exercise thereunder, __________ shares of Common Stock, of MOTIENT CORPORATION a Delaware corporation, and tenders herewith payment of $__________, representing the aggregate purchase price for such shares based on the price per share provided for in such Warrant. Such payment is being made in accordance with [Section 3(i)] [Section 3(ii)] [Section 3(iii)] [Section 3(iv)] of the attached Warrant.

Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations and deliver such certificate or certificates to the person or persons listed below at their respective addresses set forth below:







If said number of shares of Common Stock shall not be all the shares of Common Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares of Common Stock less any fraction of a share of Common Stock paid in cash.

Dated:  ___________, ____                         _____________________________
                                                  Signature

                               FORM OF ASSIGNMENT



                   (To be executed upon assignment of Warrant)

         For value received, __________________________________ hereby sells, assigns and transfers unto __________________ the attached Warrant [__% of the attached Warrant], together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ attorney to transfer said Warrant [said percentage of said Warrant] on the books of MOTIENT CORPORATION, a Delaware corporation, with full power of substitution in the premises.

         If not all of the attached Warrant is to be so transferred, a new Warrant is to be issued in the name of the undersigned for the balance of said Warrant.

         The undersigned hereby agrees that it will not sell, assign, or transfer the right, title and interest in and to the Warrant unless applicable federal and state securities laws have been complied with.



Dated:  _____________, ____         ____________________________________________
                                    Signature